Exhibit 99.1

1 Corporate Presentation • 2019 Nasdaq: CTRV Nasdaq: CTRV

Forward-Looking Statements 2 This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements are characterized by future or conditional verbs such as “may,” “will,” “expect,” “intend,” “anticipate,” believe,” “estimate” and “continue” or similar words. You should read statements that contain these words carefully because they discuss future expectations and plans, which contain projections of future results of operations or financial condition or state other forward-looking information. Such statements are only predictions and our actual results may differ materially from those anticipated in these forward-looking statements. We believe that it is important to communicate future expectations to investors. However, there may be events in the future that we are not able to accurately predict or control. Factors that may cause such differences include, but are not limited to, those discussed under Risk Factors in our periodic reports filed with the Securities and Exchange Commission, including the uncertainties associated with product development, the risk that products that appeared promising in early clinical trials do not demonstrate safety and efficacy in larger-scale clinical trials, the risk that we will not obtain approval to market our products, the risks associated with dependence upon key personnel and the need for additional financing. We do not assume any obligation to update forward-looking statements as circumstances change. This presentation does not constitute an offer or invitation for the sale or purchase of securities or to engage in any other transaction with ContraVir or its affiliates. The information in this presentation is not targeted at the residents of any particular country or jurisdiction and is not intended for distribution to, or use by, any person in any jurisdiction or country where such distribution or use would be contrary to local law or regulation. Nasdaq: CTRV

Snapshot A Liver Disease Company Committed to developing pleiotropic drug therapy for treatment of chronic liver diseases, including NASH (non-alcoholic steatohepatitis) and other liver diseases (HBV, HCV, HDV) 3 “…Nearly 45% of all deaths in the developed world are attributed to some type of chronic fibroproliferative disease. Therefore, the demand for antifibrotic drugs that are both safe and effective is likely to be enormous...” – J Clin Invest. 2007 Mar;117(3):524-9. Common and unique mechanisms regulate fibrosis in various fibroproliferative diseases. Wynn TA https://www.ncbi.nlm.nih.gov/pmc/articles/PMC1804380/ Nasdaq: CTRV

Corporate Overview Product CRV431: Novel, high-potency, cyclophilin inhibitor that targets multiple stages of liver disease, including NASH 4 • • • • • • Anti-fibrotic, anti-viral, and anti-cancer properties (pleiotropic) Strong preclinical proof of concept Strong safety profile in preclinical and Phase 1 clinical studies Orally active, once daily Robust IP Built upon 30 years' experience in this very specific field of chemistry • Core team that founded Aurinia Pharmaceuticals, and discovered and developed voclosporin (phase 3), and other autoimmune indications (Nasdaq:AUPH) is same core team that has discovered and is developing CRV431 Nasdaq: CTRV

5

CRV431 Structure

A cyclic undecapeptide, built off our voclosporin experience


R1
HO
R2

AA1 chemical modification decreases immunosuppression

AA3 chemical modification enhances cyclophilin binding

CRV431


CH2
HO

AA1 chemical modification increases immunosuppression

Voclosporin

Nasdaq: CTRV

ContraVir

Development Phase 6 Discovery Phase 1 Phase 3 CRV431 Preclinical Phase 2 • • IND for HBV – Phase 1 Single Ascending Dose completed IND for HBV – Multiple Ascending Dose initiation expected, Q2, 2019 in patients IND for NASH – Expected approval, Q3, 2019 • “In our large combined tertiary center cohorts, patients with concomitant NASH and CHB (chronic hepatitis B) had more advanced fibrosis, and shorter time to development of liver-related outcomes of death, compared to patients with CHB alone. Among patients with advanced fibrosis, superimposed NASH predicted poorer clinical outcomes in our cohort” H.S.J. Choi et al., Hepatology, 68(1, suppl.), 2018 Nasdaq: CTRV

CRV431 in NASH

Cyclophilin Inhibitors Target Multiple Liver Disease Stages

7

INJURY/STEATOSIS

- Antiviral activity (HBV, HCV, HDV, HIV-1)
- Suppress cell death by inhibiting mitochondrial pore regulator, cyclophilin D

INFLAMMATION

- Suppress pro-inflammatory pathways mediated by extracellular cyclophilin A binding to CD147

FIBROSIS

- Reduce collagen production from hepatic stellate cells
- Reduce collagen hydroxylation and crosslinking
- Increase collagenase

CIRRHOSIS/CANCER

- Block cancer cell adaptation to hypoxia
- Suppress metastasis-related gene expression
- Reduce cell proliferation


NAFLD/
NASH
Alcohol
Viral
Hepatitis
(HBV/HCV/HDV)
Cell injury/death
Stellate cell
activation
Collagen
deposition
(scarring)
Cellular
transformation
and metastasis
Inflammatory cell infiltration/activation

Nasdaq: CTRV

ContraVir

8

CRV431 Anti-Inflammatory/Steatosis

Efficacy in STAM Murine NASH Model


Healthy liver
Steatosis
Steatohepatitis
Fibrosis/cirrhosis
HCC
3, 6, or 11 weeks oral CRV431 treatment


NAFLD Score
(steatosis + inflammation + ballooning)
0
2
4
6
8
10
Vehicle
5 mg/ kg/day CRV431
20 mg/ kg/day CRV431


NAFLD Score
(steatosis + inflammation + ballooning)
0
2
4
6
8
10
Vehicle
50 mg/ kg/day CRV431


p = 0.03
NAFLD Score
(steatosis + inflammation + ballooning)
0
2
4
6
8
10
Vehicle
50 mg/ kg/day CRV431

STUDY #1: Stelic Institute (Japan)
3-week, oral CRV431 treatment

STUDY #2: Scripps Institute (USA)
6-week, oral CRV431 treatment

STUDY #3: Scripps Institute (USA)
11-week, oral CRV431 treatment

Nasdaq: CTRV

ContraVir

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CRV431 Anti-Fibrotic

Efficacy in STAM Murine NASH Model



Healthy liver
Steatosis
Steatohepatitis
Fibrosis/cirrhosis
HCC
3, 6, or 11 weeks oral CRV431 treatment



Sirius red-positive fibrosis (% of sampled area)
p < 0.01
ns
Vehicle
5 mg/ kg/day CRV431
20 mg/ kg/day CRV431

STUDY #1: Stelic Institute
3-week, oral CRV431



Sirius red-positive fibrosis (% of sampled area)
p = 0.03
Vehicle
50 mg/ kg/day CRV431

STUDY #2: Scripps Institute
6-week, oral CRV431



Sirius red-positive fibrosis (% of sampled area)
p = 0.01
Vehicle
50 mg/ kg/day CRV431

STUDY #3: Scripps Institute
11-week, oral CRV431



Sirius red-positive fibrosis (%of sampled area)
p = 0.014
Vehicle
50 mg/ kg/day CRV431

STUDY #4: Scripps Institute
10-week, oral CRV431
(late disease stage)

Nasdaq: CTRV
ContraVir

CRV431 Anti-Fibrotic

Efficacy in Carbon Tetrachloride Murine Model

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P = 0.008
P = 0.32
P = 0.005
P = 0.03
P = 0.05
Sirius red-positive fibrosis
(%of sampled area)
0
1
2
3
4
Non-CCl4
CCl4 + vehicle
CCl4 + CRV431
CCl4 + OCA
CCl4 + CRV431 + OCA

6 weeks carbon tetrachloride (i.p.) + drug treatment (oral):

- Vehicle
- CRV431 50 mg/kg/day
- Obeticholic acid (OCA) 10 mg/kg/day
- CRV431 50 mg/kg/day + OCA 10 mg/kg/day

Assess liver fibrosis by Sirius Red staining of liver sections

RESULTS

- Second model showing reduction in liver fibrosis by CRV431 (43% decrease *versus* vehicle)
- Lead late-stage NASH drug candidate, OCA, did not demonstrate a statistically significant antifibrotic effect in this CCl4 murine model conducted by us

Nasdaq: CTRV

ContraVir

CRV431 for Liver Disease 11 Liver morphology in NASH Mice Vehicle treatment, 11 weeks (enlarged fatty liver) CRV431 treatment, 50 mg/kg, PO, 11 weeks (normalized liver) Nasdaq: CTRV

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Putative Anti-Fibrotic Mechanism of Action

Collagen reduction

- Role of cyclophilins in formation of collagen involved in at least two ways:
    1. Peptidyl prolyl isomerase (cyclophilin) activity confers CIS-TRANS geometry of procollagen (protein folding)
    2. Hydroxylation of proline and lysine in procollagen are necessary steps for covalent intermolecular cross-linking resulting in formation of the triple helix of collagen
- *In* vitro studies demonstrated that CRV431 reduced expression of lysyl oxidase (LOX) genes involved in fibrotic collagen formation
- Reduction in LOX gene expression observed with CRV431 is dose-dependent
- As a comparison, obeticholic acid (OCA), a farnesoid X receptor agonist has no effect on LOX gene expression


Lysyl Oxidase (LOX) Gene Expression
Relative expression vs DMSO
2.5
2.0
1.5
1.0
0.5
0.0
DMSO
TGFβ+ DMSO
TGFβ+ 0.2 µM CRV431
TGFβ+ 1 µM CRV431
TGFβ+ 5 µM CRV431
TGFβ+ 1 µM OCA
TGFβ+ 1 µM CRV431 + OCA

Nasdaq: CTRV

ContraVir

CRV431 Anti-Cancer 13 Activity in NASH Mice 10 weeks oral CRV431 treatment T u m o r S c o r e ( n u m b er x p = 0. 02 si z e ) N um be r of Tum or N odu l e s p = 0. 05 15 Score = 0 (no nodules) 7 6 5 10 4 3 Score = 7 (many large nodules) 5 2 1 0 0 V e h ic le C R V 431 V e h ic le C R V 431 STUDY: Scripps Research Institute (USA) • • 10-week, oral CRV431 treatment 44% reduction in tumor number; 52% reduction in tumor score, reflecting number and size of tumors Nasdaq: CTRV N um be r o f n od ul es p er liv er H C C nod ul e s c or e

Single Ascending Dose (SAD) Study (CTRV-CRV431-101) Objectives 14 • • To evaluate the safety and tolerability of single oral doses of CRV431 at increasing dose levels To evaluate the pharmacokinetics of CRV431 Design • Randomized, Partially blinded, Placebo-controlled, sequential SAD Study in healthy volunteers CRV431375 mg CRV431225 Healthy Subjects CRV43175 mg Nasdaq: CTRV SAD CRV431525 mg 2 (24 CRV431; 8 Placebo) mg N = 3

CRV431

15

Mean Pharmacokinetic Parameters

Dose	$T_{max, h}$ (range)	$C_{max, ng/mL}$ (SD)	AUC_{0-inf}, ng*h/mL (SD)	t½, h (SD)
75 mg	4 (2-10)	334±106	20,917±3,780	73.6±15.2
225 mg	1.3 (1-2)	1,368±221	84,422±32,373	97.3±18.4
375 mg	1.5 (1-3)	1,488±176	103,833±30,916	110.8±36.2
525 mg	1 (1-1)	1,655±250	102,087±43,612	98.5±24.1



CRV431 SAD
150000
100000
50000
0
AUC0-inf (ng*h/mL)
0
100
200
300
400
Dose (mg)
Goodness of Fit
R square
0.914

- Drug exposure is linear up to 375mg (r^2=0.914)
- Pharmacokinetic profile supports once daily dosing.

Nasdaq: CTRV

ContraVir

Safety Profile and Conclusions SAD Study 16 Safety Profile • • • • No SAE’s were reported in the SAD Study AE’s from the SAD study have been mild to moderate and mostly unrelated to study drug There were no Grade 3 or Grade 4 laboratory abnormalities Vital signs and ECGs were unremarkable Conclusions • • In the SAD doses were tested up to 525 mg with no concerns The collective data from the SAD demonstrate a favorable pharmacological, pharmacokinetic, and safety profile for CRV431 with acceptable safety margins that support the proposed clinical development program Nasdaq: CTRV

CRV431 Advantages in Treating Liver Disease 17 • • • • First-in-class cyclophilin inhibitor (inhibits peptidyl prolyl isomerase) Broad range of liver-protective mechanisms (pleiotropic) due to targeting multiple cyclophilins The only investigational drug targeting both viral hepatitis and liver disease Later-stage disease focus (fibrosis, HCC) differentiates CRV431 from many NASH compounds in development Accumulates to 5-fold higher concentrations in the liver compared to blood Excellent safety profile in preclinical and clinical studies is backed up by approximately 35 years of cyclosporine A experience • • Of the histologic features of NASH, fibrosis is considered the strongest predictor of adverse clinical outcomes, including liver-related death. … the FDA encourages sponsors to focus drug development on the area of greatest need and potential effect on health (i.e., non-cirrhotic NASH with liver fibrosis). Steatohepatitis With Liver Fibrosis: Developing Drugs for Treatment FDA Guidance for Industry December 2018 Nasdaq: CTRV

Viral Hepatitis Anti-HBV and HCV Activities 18 CRV431 anti-viral activities toward hepatitis B virus (HBV) and hepatitis C virus (HCV) expected to reduce liver disease arising from viral hepatitis HBV CRV431 decreases several HBV markers in cell culture and an animal model, including HBV DNA, HBsAg, HBeAg, cccDNA, pgRNA, and inhibits NTCP-mediated HBV uptake. HCV CRV431 inhibits HCV replication by blocking cyclophilin A - NS5A binding. PLoS One. 2015 Aug 11;10(8):e0134707. The Novel Cyclophilin Inhibitor CPI-431-32 Concurrently Blocks HCV and HIV-1 Infections via a Similar Mechanism of Action. Gallay PA, Bobardt MD, Chatterji U, Trepanier DJ, Ure D, Ordonez C, Foster R Nasdaq: CTRV

CRV431 Planned Next Steps 19 • Clinical 28-day study, oral CRV431 escalating dose, once daily. Initiate Q2, 2019 with data Q4, 2019 • HBV patients with <F2, administered escalating doses of CRV431 (75, 150, 225, 375 mg), plus 300 mg tenofovir disoproxil fumarate (TDF). One additional fibrosis F2/F3 cohort, given 225 mg CRV431 once daily for 28-days • • Scripps Research Institute (in vivo): • • Friedman NASH model, fibrosis and HCC, data Q3 and Q4/2019 Xenograft, data in Q3, 2019 • • • • • In-house in vitro, stellate cell, data available H1, 2019 NASH IND approval, Q3, 2019 (currently IND is for HBV) IND opening study, human hepatic impairment study, initiate Q3, 2019 with read-out Q1, 2020 Phase 2 NASH, approx. 100 subjects, CRV431 orally, once daily for 24 weeks, initiate Q4/Q1, 2020/21 Chronic dosing safety, animals (rat and monkey), initiate Q4, 2019 and read-out H2, 2020 • Safety study to support longer term NASH studies (24-week studies in humans) • API manufacturing • Currently, enough finished product (capsules) for 28-day study and for hepatic impairment study (NASH opening study), and all preclinical in-house and external collaborations Additional API for chronic rat and monkey studies, and further NASH phase 2 clinical study (24-weeks) • Nasdaq: CTRV

20 Thank You Corporate Contact: Robert Foster rfoster@contravir.com Investor Relations: Stephen Kilmer skilmer@contravir.com Tel: 646.274.3580 Nasdaq: CTRV